Supplement dated June 21, 2017
to the Prospectuses, Summary Prospectuses and Statement of Additional Information (the SAI), each as supplemented, if applicable, of the following funds:
Fund	Prospectuses Dated	SAI Dated
Columbia ETF Trust
Columbia Core Bond ETF	3/1/2017	3/1/2017
Columbia Intermediate Municipal Bond ETF	3/1/2017	3/1/2017
Columbia ETF Trust II
Columbia EM Strategic Opportunities ETF	7/29/2016, amended 10/19/2016	3/1/2017
Columbia Emerging Markets Core ETF	7/29/2016, amended 10/19/2016	3/1/2017
The Board of Trustees of the Columbia ETF Trust and Columbia ETF Trust II, based upon the recommendation of Columbia Management Investment Advisers, LLC (the Investment Manager), determined to liquidate and terminate Columbia Core Bond ETF, Columbia Intermediate Municipal Bond ETF, Columbia EM Strategic Opportunities ETF and Columbia Emerging Markets Core ETF (the Funds). The last day of trading for the Liquidating ETFs on the NYSE Arca Exchange (Cessation Date) is expected to be July 21, 2017. The Cessation Date will be the last date for authorized participants to transact in creation units of the Funds.
Shareholders may sell their shares in the Funds prior to the close of regular trading on the Cessation Date (customary brokerage charges may apply to these transactions). After the Cessation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Cessation Date, the Funds will begin the process of winding down their operations and liquidating their respective portfolios. This winding down process will result in those passively managed Funds not tracking their underlying index and in each Fund increasing its cash holdings, which may not be consistent with each Fund’s investment objective and principal investment strategy.
On or about July 28, 2017, the Funds will make a liquidating distribution to remaining shareholders equal to the shareholder’s proportionate interest in the net assets of the particular Fund. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Shareholders should contact their tax adviser to discuss the tax consequences of the liquidation. Once the distributions are complete, the Funds will terminate. The Investment Manager will bear all fees and expenses that the Funds may incur in connection with the liquidation of the Funds and the distribution of cash proceeds to investors in the Funds, other than brokerage fees and expenses.
Shareholders should retain this Supplement for future reference.
SUP000_00_053_(06/17)